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                                  EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Form 10-K of Enterprise Financial Services Corp for the year ended December 31, 2002, I, Frank H. Sanfilippo, Chief Financial Officer of Enterprise Financial Services Corp, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Form 10-K for the year ended December 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-K for the quarter ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Enterprise Financial Services Corp.

/s/ Frank H. Sanfilippo
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Frank H. Sanfilippo, Chief Financial Officer

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